EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT


         This Stock Purchase Agreement (the "Agreement") is made and entered into as of October 31, 2013 by Solar United Network, Inc., a California corporation ("SUN"), which has a mailing address at 1358 Blue Oaks Boulevard, Suite 300, Roseville, California 95678, Emil Beitpolous, an individual shareholder holding 30% of the outstanding shares of SUN, Abe Emard, an individual shareholder holding 30% of the outstanding shares of SUN, Richard Emard, an individual shareholder holding 20% of the outstanding shares of SUN, and Mikhail Podnesbesnyy, an individual shareholder holding 20% of the outstanding shares of SUN (collectively, the "Sellers" or "SUN Shareholders"), and Solar3D, Inc., a Delaware corporation (the "Buyer" or "Company"), with respect to the following facts:

                                 R E C I T A L S

         A. Sellers own 100% of the total issued and outstanding capital stock of SUN.

         B. SUN is engaged in the business of the sale, installation and maintenance of commercial and residential solar systems.

         C. The Company desires to acquire from Sellers and Sellers desire to sell to the Company 100% of the total issued and outstanding stock of SUN in consideration for $2,794,500, $1,044,500 of which is payable in cash at the Closing, as defined in Section 4.1 of this Agreement, and $1,750,000 of which is payable in installments over a period of five years after the Closing pursuant to convertible promissory notes bearing simple interest the rate of 4% per annum.

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties to this Agreement, and in light of the above recitals to this Agreement, the parties to this Agreement hereby agree as follows:

1.       SALE AND PURCHASE.
         -----------------

         1.1 SALE AND PURCHASE OF STOCK. In consideration for the Purchase Price (as defined in Section 1.2 of this Agreement) and the other covenants of the Company in this Agreement, Sellers agree to sell to the Buyer, and the Buyer agrees to purchase from Sellers, on the Closing Date (as defined in Section 4.1 of this Agreement) all issued and outstanding shares of the common stock of SUN, representing 100% of the total issued and outstanding capital stock and ownership interest in SUN (the "SUN Stock").

         1.2 PURCHASE PRICE. As consideration for the sale by Sellers of the shares of SUN Stock to the Company on the Closing Date, the Company will pay to Sellers $2,794,500 (the "Purchase Price"), $1,044,500 of which is payable in cash at the Closing, as defined in Section 4.1 of this Agreement (the "Cash Payment"), and $1,750,000 of which is payable in installments over a period of five years after the Closing Date, as defined in Section 4.1 of this Agreement, pursuant to convertible promissory notes bearing simple interest the rate of 4% per annum (the "Note" or collectively, the "Notes") in the form of the promissory notes attached to this Agreement as Exhibit A. The Notes will be unsecured. The Cash Payment will be made to Sellers by wire transfer or cashiers

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or certified check made payable to the Sellers at the Closing.  Furthermore, net working capital will be evaluated and adjusted as outlined in Section 5.7v. At the Closing, the Buyer will deliver an executed Note to each Seller in the appropriate original outstanding principal amount.

2.       COVENANT TO REMAIN EMPLOYEES OF SUN.
         -----------------------------------

         As an inducement to Buyer to enter into and to perform its obligations under this Agreement, Sellers, with the exception of Richard Emard, covenant to continue to be employees of SUN for a period of three (3) years from the Closing Date ("End of Term"), as Closing Date is defined in Section 4.1 of this Agreement, exclusively providing services only to SUN during such employment. In the event that a Seller ("Terminating Seller") voluntarily resigns as an employee of SUN, unless the Terminating Seller resigns or terminates his employment with SUN due to death, disability rendering the Terminating Seller unable to work, or a constructive termination of the Terminating Seller's employment by the Buyer, or is involuntarily terminated as an employee of SUN for cause, in either case prior to the End of Term, then the Buyer will have the sole right, exercisable at any time within one year after such termination, to cause an immediate conversion of the outstanding balance of the Terminating Seller's Note into shares of the Buyer's common stock in accordance with the terms and conditions of the Note; provided, that all common stock issued to the Terminating Seller pursuant to such a conversion will be subject to a two year lock-up whereby the Terminating Seller will not be able to transfer, hypothecate, assign or sell any of those shares for two years after receipt of them. In any event, all of the Sellers will, with respect to the resale by any of them of any of the shares of Buyer's common stock issued to them at any time pursuant to any conversion of any portion of the outstanding balance of their Notes, be subject to the restrictions, conditions and requirements applicable to an affiliate of the Buyer under Rule 144 of the Securities Act of 1933, as amended, even if the Sellers are no longer technical affiliates of the Buyer.

3.       OTHER COVENANTS.
         ---------------

         3.1 SUN AND BUYER BOARDS OF DIRECTORS. At or prior to the Closing, to be effective on the Closing, the parties will execute all documents, resolutions, resignations, appointments and acceptances in order to cause the SUN Board of Directors to consist of three members at the Closing, one of whom will be James B. Nelson and a second of whom will be Mark J. Richardson. One designee of SUN reasonably acceptable to Buyer, initially Abe Emard, will be appointed to the Buyer's Board of Directors. Other directors of SUN will be invited to be observers at meetings of the Buyer's Board of Directors.

         3.2 EXTINGUISHMENT OF DEBT. At or prior to the Closing, to be effective on the Closing, SUN will pay off all shareholder notes, inter-company debt, and other notes and liabilities, except those incurred in the ordinary course of its business as described in Section 7.1(d) of this Agreement. SUN and Sellers covenant that only liabilities incurred in the ordinary course of SUN's business, as described in Section 7.1(d) herein, will be outstanding on the Closing Date.

         3.3 COVENANT NOT TO COMPETE. As a material inducement for Buyer to enter into this Agreement, the Sellers agree that during the term of their employment or directorship or consultancy with SUN or the Company (collectively, their "Engagement"), and for a period of three (3) years after the termination

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of their Engagement (the "Non-Competition Period"), they covenant and agree that each of them shall not, directly or indirectly own, manage, operate, participate in, produce, represent, distribute and/or otherwise act on behalf of any person, firm, corporation, partnership or other entity which involves designing, manufacturing, distributing, installing, maintaining or selling solar power software or hardware (the "Competitive Business") anywhere within the United States, its possessions and territories, Canada or Mexico (collectively, the "Territory"); or hire any employee or former employee of Buyer or SUN to perform services in or involving the Competitive Business, unless the individual hired shall have departed Buyer's or SUN's employment at least twelve (12) months prior to the hiring. The Non-Competition Period will, however, be one year instead of three years with respect to a Terminating Seller if that Seller's employment is involuntarily terminated (i.e., by the Company) without "cause." For the purpose of this Agreement, "cause" means the Seller commits a material breach of this Agreement or his Engagement agreement with the Company, or fraud, willful misconduct, gross negligence, a felony criminal act, bad faith or a breach of his fiduciary duty to the Company during the term of his Engagement with the Company. The Sellers further covenant and agree that during the Non-Competition Period, they will not directly or indirectly solicit or agree to service for their benefit or the benefit of any third-party, any of Buyer's or SUN's customers. Notwithstanding the foregoing, nothing in this Section 3.3 shall prohibit them from owning, managing, operating, participating in the operation of, or advising, consulting or being employed by any entity that is not involved in the Competitive Business. Sellers acknowledge and agree that Buyer will expend substantial time, talent, effort and money in marketing, promoting, managing, selling and otherwise exploiting the businesses Buyer and SUN operate, in part by virtue of Buyer's acquisition of the SUN Stock pursuant to this Agreement, that Sellers were all of the shareholders of SUN, that they are receiving a substantial benefit from the transaction contemplated hereunder and that the benefit received by Buyer and them in agreeing to be bound by this
Section 3.3 are a material part of the consideration for the transactions contemplated by this Agreement. The parties recognize that this Section 3.3 contains conditions, covenants, and time limitations that are reasonably required for the protection of the business of SUN and the Buyer. If any limitation, covenant or condition shall be deemed to be unreasonable and unenforceable by a court or arbitrator of competent jurisdiction, then this
Section 3.3 shall thereupon be deemed to be amended to provide for modification of such limitation, covenant and/or condition to such extent as the court or arbitrator shall find to be reasonable and such modification shall not affect the remainder of this Agreement. Sellers acknowledge that, in the event a Seller breaches this Agreement, money damages will not be adequate to compensate Buyer for the loss occasioned by such breach. Sellers therefore consent, in the event of such a breach, to the granting of injunctive relief against Sellers by any court of competent jurisdiction.

         3.4 RIGHT OF FIRST REFUSAL TO REPURCHASE SUN. In the event that the Buyer proposes to sell all of the SUN Stock or cause SUN to sell all or substantially all of its assets in the future in one or a series of predetermined transactions in consideration for only cash or notes and not for any securities (the "SUN Sale Proposal"), with the intent of exiting the type of business in which SUN is then engaged, then each Seller will have the right, exerciseable in his sole discretion for a period of seven (7) days from the date of receipt of written notice from the Buyer containing the price, terms and conditions of the SUN Sale Proposal in reasonable detail (the "Proposal Notice"), to elect to purchase up to his pro rata share of the SUN Stock or SUN assets proposed for sale, as the case may be, based on the relative outstanding balances of their Notes on the date of the first delivery of the Proposal Notice

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by the Buyer, on the terms and conditions  described in the Proposal Notice,  by delivery of a written election notice to the Buyer. If the Sellers in the aggregate elect to purchase less than 100% of the SUN Sale Proposal, then each of the electing Sellers will have the right for an additional five (5) days from the date of delivery of written notice of the shortfall by the Buyer to the electing Sellers, to elect on a pro rata basis, based on the relative amount of their first election, to purchase the balance of the SUN Sale Proposal by delivery of a second written election notice to the Buyer indicating the amount of their second election. If the Sellers in the aggregate elect to purchase less than 100% of the SUN Sale Proposal after the second round, then the right of first refusal of all Sellers will immediately terminate with respect to that SUN Sale Proposal. If the Sellers make a valid election to purchase 100% of the SUN Sale Proposal, they must close such purchase within the closing schedule set forth in the Proposal Notice, or within sixty (60) days of receipt of the Proposal Notice by any of the electing Sellers from the Buyer, if no closing schedule is discloseable in the Proposal Notice. If the Sellers do not make a valid election to purchase 100% of the SUN Sale Proposal within the above referenced seven (7) and five (5) day periods, then the Buyer may proceed to close the SUN Sale Proposal without further obligation to the Sellers. If more than one Seller participates in purchasing a SUN Sale Proposal, then they will do so joint and severally unless otherwise agreed in writing by the Buyer and the participating Sellers. Notwithstanding anything else herein to the contrary, the Sellers' right of first refusal under Section 3.4 of this Agreement will terminate entirely on the earlier of (a) the date by which all Notes are paid or otherwise satisfied in full either in cash, by conversion or otherwise, or (b) three (3) years from the Closing Date.

4.       CLOSING AND FURTHER ACTS.
         ------------------------

         4.1 TIME AND PLACE OF CLOSING. Upon satisfaction or waiver of the conditions set forth in this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") will take place in Santa Barbara, California at 11:00 a.m. (local time) on the date that the parties may mutually agree in writing, but in no event later than February 15, 2014 (the "Closing Date"), unless extended by mutual written agreement of the parties.

         4.2 ACTIONS AT CLOSING. At the Closing, the following actions will take place:

                  (a) Buyer will pay to Sellers the Purchase Price as provided in Section 1.2 of this Agreement by delivery of (i) cash in the amount of the Cash Payment which will be deposited in a single account designated by Sellers in writing delivered to the Buyer prior to the Closing, and (ii) an executed Note to each Seller in the appropriate original outstanding principal amount.

                  (b) Sellers will tender to the Company certificates and any other documents (including all historical records up to the Closing
         Date) evidencing the SUN Stock.

                  (c) SUN will deliver to Buyer copies of necessary resolutions of the Board of Directors of SUN authorizing the execution, delivery, and performance of this Agreement and the other agreements contemplated by this Agreement, which resolutions have been certified by an officer of SUN as being valid and in full force and effect.

                  (d) Buyer will deliver to SUN copies of corporate resolutions of the Board of Directors of Buyer authorizing the execution, delivery and performance of this Agreement and the other agreements contemplated

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         by this Agreement,  which resolutions have been certified by an officer of Buyer as being valid and in full force and effect.

                  (e) SUN will deliver to the Buyer true and complete copies of SUN's Certificate of Incorporation and a Certificate of Good Standing from the appropriate official of SUN's jurisdiction of incorporation, which certificates and certificates of good standing are dated not more than 30 days prior to the Closing Date.

                  (f) SUN will deliver to the Buyer a report from the appropriate agency or agencies in the State of California showing the existence or absence of all liens, financing statements, mortgages and other encumbrances recorded against any assets of SUN, dated not more than five (5) days prior to the date of the Closing (the "Lien Report").

                  (g)  Delivery  of  appropriate   resignations,   appointments,
         acceptances and resolutions relating to the SUN Board of Directors as contemplated in Section 3.1 of this Agreement.

                  (h) Delivery of any additional documents or instruments as a party may reasonably request or as may be necessary to evidence and effect the sale, assignment, transfer and delivery of the SUN Stock to the Buyer.

         4.3 ACTIONS PRE-CLOSING. The Sellers and SUN will at all times prior to and after the Closing cooperate fully with the Buyer and the Buyer's officers, directors, representatives, accountants and lawyers to enable the Buyer to conduct thorough due diligence of SUN and to enable SUN to prepare and have audited all financial statements deemed necessary by the Buyer to comply with all of its reporting obligations with the Securities and Exchange Commission, including without limitation the preparation and filing of its Reports on Form 8-K within four (4) business days after the Closing, without audited financial statements, and with audited financial statements within seventy-one (71) days after the Closing, subject to the provisions of Section 4.5 of this Agreement.

         4.4 ACTIONS POST CLOSING. After the Closing the Buyer will have the authority to exercise management control and oversight of SUN, and to have originals and copies of all SUN books and records promptly delivered to it. The Sellers and SUN will at all times after the Closing cooperate fully with the Buyer and the Buyer's officers, directors, representatives, accountants and lawyers to complete the preparation and audit of all financial statements of the Buyer and SUN deemed necessary or appropriate by the Buyer, and to enable the Buyer to comply with all of its reporting obligations with the Securities and Exchange Commission.

         4.5 COSTS OF FINANCIAL AUDIT OF SUN. The Buyer will bear the costs of the 2011 and 2012 audit of SUN financial statements, except that the Sellers will reimburse the Buyer for the total cost of the audit (not to exceed $50,000), as invoiced by the auditor, if any of the following events occur: (i) the audit cannot be completed due to the lack of reasonable cooperation from the Sellers or SUN's personnel, or (ii) the audited financials and records of SUN are in the opinion of the certified auditors, materially different than those presented to the Buyer prior to the date of this Agreement, or (iii) the Sellers or SUN refuse to proceed with the Closing and the Buyer is ready, willing and able to proceed with the Closing, or the Sellers or SUN otherwise materially breach this Agreement. With the exception of possible audit fee reimbursement,

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under no  circumstances  will  either the Buyer or the Sellers or SUN be due any termination expenses in connection with this Agreement.

5.       REPRESENTATIONS AND WARRANTIES OF SUN, AND SELLERS.
         --------------------------------------------------

         SUN and Sellers represent and warrant to Buyer as follows, subject to the delivery of written disclosure schedules by SUN and the Sellers to the Buyer that qualify the following representations and warranties, and that are acknowledged by the Buyer in writing, including but not limited to the document binders attached to this Agreement as Exhibit B:

         5.1 POWER AND AUTHORITY; BINDING NATURE OF AGREEMENT. SUN and Sellers have full power and authority to enter into this Agreement and to perform their obligations hereunder. The execution, delivery, and performance of this Agreement by SUN have been duly authorized by all necessary action on its part. Assuming that this Agreement is a valid and binding obligation of each of the other parties hereto, this Agreement is a valid and binding obligation of SUN, and Sellers.

         5.2 SUBSIDIARIES. There is no corporation, general partnership limited partnership, joint venture, association, trust or other entity or organization that SUN directly or indirectly control or in which SUN directly or indirectly owns any equity or other interest.

         5.3 GOOD STANDING. SUN (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated,
(ii) has all necessary power and authority to own its assets and to conduct its business as it is currently being conducted, and (iii) is duly qualified or licensed to do business and is in good standing in every jurisdiction (both domestic and foreign) where such qualification or licensing is required.

         5.4 CHARTER DOCUMENTS AND CORPORATE RECORDS. SUN has delivered to Buyer complete and correct copies or provided Buyer with the right to inspect true and complete copies of all (i) the articles of incorporation, bylaws and other charter or organizational documents of SUN, including all amendments thereto,
(ii) the stock records of SUN, and (iii) the minutes and other records of the meetings and other proceedings of the shareholders and directors of SUN. SUN is not in violation or breach of (i) any of the provisions of its articles of incorporation, bylaws or other charter or organizational documents, or (ii) any resolution adopted by its shareholders or directors. There have been no meetings or other proceedings of the shareholders or directors of SUN that are not fully reflected in the appropriate minute books or other written records of SUN.

         5.5 FINANCIAL STATEMENTS. SUN has delivered to Buyer the following unaudited financial statements and will cooperate with Buyer to prepare the following audited financial statements relating to SUN prior to the Closing (the "SUN Financial Statements"): (i) the unaudited balance sheets of SUN as of December 31, 2012, 2011 and 2010 and the unaudited balance sheet as of June 30, 2013, (ii) the audited balance sheets of SUN as of December 31, 2012 and 2011, and the unaudited balance sheet as of September 30, 2013, (iii) the unaudited statements of income for the years ended December 31, 2012, 2011 and 2010, the unaudited statements of income for the six months ended June 30, 2013 and the unaudited statements of retained earnings and shareholders' equity as of June 30, 2013, and (iv) the audited statements of income for the years ended December 31, 2012 and 2011, the audited statements of retained earnings and shareholders' equity as of those year end dates, and the unaudited statements of retained

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earnings and  shareholders'  equity as of September  30, 2013.  Except as stated
therein or in the notes thereto, the SUN Financial Statements: (a) present fairly the financial position of SUN as of the respective dates thereof and the results of operations and changes in financial position of SUN for the respective periods covered thereby; and (b) have been prepared in accordance with SUN's normal business practices applied on a consistent basis throughout the periods covered, and in the case of the audited financial statements, have been prepared in accordance with generally accepted accounting principles consistently applied.

         5.6 CAPITALIZATION. The authorized capital stock of SUN consists of 1,000 shares of common stock for SUN, par value $10.00 per share, of which 1,000 shares are issued and outstanding, and no shares of preferred stock. All of the outstanding shares of the capital stock of SUN are validly issued, fully paid and nonassessable, and have been issued in full compliance with all applicable federal, state, local and foreign securities laws and other laws.

         5.7 ABSENCE OF CHANGES. Except as otherwise set forth on Schedule 5.7 hereto or otherwise disclosed to and acknowledged by Buyer in writing prior to the Closing, since June 30, 2013:

                  (a) There has not been any material adverse change in the business, condition, assets, operations or prospects of SUN and no event has occurred or, to SUN's knowledge, is expected to occur after the Closing that might have a material adverse effect on the business, condition, assets, operations or prospects of SUN.

                  (b) SUN has not (i) declared, set aside or paid any dividend or made any other distribution in respect of any shares of capital stock, nor (ii) repurchased, redeemed or otherwise reacquired any shares of capital stock or other securities.

                  (c) SUN has not sold or otherwise issued any shares of capital stock or any other securities.

                  (d) SUN has not amended its articles of incorporation, bylaws or other charter or organizational documents, nor has it effected or been a party to any merger, recapitalization, reclassification of shares, stock split, reverse stock split, reorganization or similar transaction.

                  (e) SUN has not formed any subsidiary or contributed any funds or other assets to any subsidiary.

                  (f) SUN has not purchased or otherwise acquired any assets, nor has it leased any assets from any other person, except in the ordinary course of business consistent with past practice.

                  (g) SUN has not made any capital expenditure outside the ordinary course of business or inconsistent with past practice, or in an amount exceeding five thousand dollars ($5,000) singly or in excess of ten thousand dollars ($10,000) in the aggregate, without Buyer's consent.

                  (h) SUN has not sold or otherwise transferred any assets to any other person, except in the ordinary course of business consistent with past practice and at a price equal to the fair market value of the assets transferred.

                  (i) There has not been any loss, damage or destruction to any of the properties or assets of SUN (whether or not covered by insurance).

                  (j) SUN has not written off as uncollectible any indebtedness or accounts receivable, except for write offs that were made in the ordinary course of business consistent with past practice and that involved less than $5,000 singly and less than $10,000 in the aggregate.

                  (k) SUN has not leased any assets to any other person except in the ordinary course of business consistent with past practice and at a rental rate equal to the fair rental value of the leased assets.

                  (l) SUN has not mortgaged, pledged, hypothecated or otherwise encumbered any assets, except in the ordinary course of business consistent with past practice.

                  (m) SUN has not entered into any contract, or incurred any debt, liability or other obligation (whether absolute, accrued, contingent or otherwise), except for (i) contracts that were entered into in the ordinary course of business consistent with past practice and that have terms of less than six months and do not contemplate payments by or to SUN which will exceed, over the term of the contract, ten thousand dollars ($10,000) in the aggregate, and (ii) current liabilities incurred in the ordinary course of business consistent with the past practice.

                  (n) SUN has not made any loan or advance to any other person, except for advances that have been made to customers in the ordinary course of business consistent with past practice and that have been properly reflected as "accounts receivables."

                  (o) Other than annual raises or bonuses paid or provided consistent with past business practices, SUN has not paid any bonus to, or increased the amount of the salary, fringe benefits or other compensation or remuneration payable to, any of the directors, officers or employees of SUN.

                  (p) No contract or other instrument to which SUN is or was a party or by which SUN or any of its assets are or were bound has been amended or terminated, except in the ordinary course of business consistent with past practice.

                  (q) SUN has not discharged any lien or discharged or paid any indebtedness, liability or other obligation, except for current liabilities that (i) are reflected in the SUN Financial Statements as of June 30, 2013 or have been incurred since June 30, 2013 in the ordinary course of business consistent with past practice, and (ii) have been discharged or paid in the ordinary course of business consistent with past practice.

                  (r) SUN has not forgiven any debt or otherwise released or waived any right or claim, except in the ordinary course of business consistent with past practice.

                  (s) SUN has not changed its methods of accounting or its accounting practices in any respect.

                  (t) SUN has not entered into any transaction outside the ordinary course of business or inconsistent with past practice.

                  (u) SUN has not agreed or committed (orally or in writing) to do any of the things described in clauses (b) through (t) of this
         Section 5.7.

                  (v) SUN and the Sellers covenant not to do any of the things described above in clauses (b) through (u) of this Section 5.7 at any time before or after the Closing without the express prior written approval of the Buyer's Board of Directors; provided, however, that SUN and the Sellers may cause a one-time distribution (the "Tax Distribution") to be made by SUN to the Sellers immediately prior to the Closing equal to 45% of the net taxable income (i.e. phantom income) allocable to the Sellers from SUN for the period from the end of the last fiscal year for which a SUN tax return was filed until the Closing Date, less prior quarterly tax payments made, subject to the requirement that at the Closing SUN has at least $200,000 of net working capital. To the extent that the Tax Distribution would cause net working capital to be less than $200,000, SUN will reduce the Tax Distribution. To the extent that net working capital would be greater than $200,000 after the Tax Distribution, SUN may distribute the excess to the Sellers prior to the Closing, provided that there is at least $100,000 of cash in SUN at the Closing. The amount of the Tax Distribution is subject to reasonable verification and approval by the Buyer before it is made. For the purpose of calculating "net working capital" under Section 5.7 of this Agreement, current liabilities will be subtracted from current assets, and customer deposits will not be included in current assets.

         5.8 ABSENCE OF UNDISCLOSED LIABILITIES. SUN has no debt, liability or other obligation of any nature (whether due or to become due and whether absolute, accrued, contingent or otherwise) that is not reflected or reserved against in the SUN Financial Statements as of June 30, 2013, except for obligations incurred since June 30, 2013 in the ordinary and usual course of business consistent with past practice.

         5.9      SUN ASSETS.

                  (a) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach of the terms and conditions of, or result in a loss of rights under, or result in the creation of any lien, charge or encumbrance upon, any of the assets of SUN.

                  (b) SUN has good and marketable title to all of its assets, free and clear of all mortgages, liens, leases, pledges, charges, encumbrances, equities or claims, except as expressly disclosed in writing by SUN to Buyer prior to the Closing Date.

                  (c) SUN's assets are not subject to any material liability, absolute or contingent, which has not been disclosed by SUN to and acknowledged by Buyer in writing prior to the Closing Date nor is SUN subject to any liability, absolute or contingent, which has not been disclosed to and acknowledged by Buyer in writing prior to the Closing Date.

                  (d)  SUN  has   provided  to  Buyer  in  writing  an  accurate
         description of all of the assets of SUN or used in the business of SUN.

                  (e) SUN has provided to Buyer in writing a list of all contracts, agreements, licenses, leases, arrangements, commitments and other undertakings to which SUN is a party or by which it or its property is bound. Except as specified by SUN to and acknowledged by Buyer in writing prior to the Closing Date, all of such contracts, agreements, leases, licenses and commitments are valid, binding and in full force and effect. As soon as practicable after the execution of this Agreement by all parties, SUN will provide Buyer with copies of all such documents for Buyer's review.

         5.10 COMPLIANCE WITH LAWS; LICENSES AND PERMITS. SUN is not in violation of, nor has it failed to conduct its business in material compliance with, any applicable federal, state, local or foreign laws, regulations, rules, treaties, rulings, orders, directives or decrees. SUN has delivered to Buyer a complete and accurate list and provided Buyer with the right to inspect true and complete copies of all of the licenses, permits, authorizations and franchises to which SUN is subject and all said licenses, permits, authorizations and franchises are valid and in full force and effect. Said licenses, permits, authorizations and franchises constitute all of the licenses, permits, authorizations and franchises reasonably necessary to permit SUN to conduct its business in the manner in which it is now being conducted, and SUN is not in violation or breach of any of the terms, requirements or conditions of any of said licenses, permits, authorizations or franchises.

         5.11 TAXES. Except as disclosed herein, SUN has accurately and completely filed with the appropriate United States state, local and foreign governmental agencies all tax returns and reports required to be filed (subject to permitted extensions applicable to such filings), and has paid or accrued in full all taxes, duties, charges, withholding obligations and other governmental liabilities as well as any interest, penalties, assessments or deficiencies, if any, due to, or claimed to be due by, any governmental authority (including taxes on properties, income, franchises, licenses, sales and payroll). (All such items are collectively referred to herein as "Taxes"). The SUN Financial Statements fully accrue or reserve all current and deferred taxes. SUN is not a party to any pending action or proceeding, nor is any such action or proceeding threatened by any governmental authority for the assessment or collection of Taxes. No liability for taxes has been incurred other than in the ordinary course of business. There are no liens for Taxes except for liens for property taxes not yet delinquent. SUN is not a party to any Tax sharing, Tax allocation, Tax indemnity or statute of limitations extension or waiver agreement and in the past year has not been included on any consolidated combined or unitary return with any entity other than SUN. SUN has duly withheld from each payment made to each person from whom such withholding is required by law the amount of all Taxes or other sums (including but not limited to United States federal income taxes, any applicable state or municipal income tax, disability tax, unemployment insurance contribution and Federal Insurance Contribution Act taxes) required to be withheld therefore and has paid the same to the proper tax authorities prior to the due date thereof. To the extent any Taxes withheld by SUN have not been paid as of the Closing Date because such Taxes were not yet due, such Taxes will be paid to the proper tax authorities in a timely manner. All Tax returns filed by the SUN are accurate and comply with and were prepared in accordance with applicable statutes and regulations. Sellers will cause SUN to prepare and file all Tax returns and pay all Taxes required prior to the Closing. Such Tax returns will be subject to review and approval by the Buyer, which approval will not be unreasonably withheld.

         5.12 ENVIRONMENTAL COMPLIANCE MATTERS. To the best of the knowledge of SUN, SUN has at all relevant times with respect to the Business been in material compliance with all environmental laws, and has received no potentially responsible party notices or similar notices from any governmental agencies or private parties concerning releases or threatened releases of any "hazardous substance" as that term is defined under 42 U.S.C. 960(1) (14).

         5.13 COMPENSATION. Since June 30, 2013, SUN has not paid or committed to pay to or for the benefit of any of its officers or directors any compensation of any kind other than wages, salaries and benefits at times and rates in effect on June 30, 2013, except as provided in Section 5.7(v) of this Agreement. SUN does not have any bonus plan or obligations with respect to any bonus plan. SUN has provided Buyer with a full and complete list of all officers, directors, employees and consultants of SUN as of the date hereof, specifying their names and job designations, their dates of hire, the total amount paid or payable as wages, salaries or other forms of direct compensation, and the basis of such compensation, whether fixed or commission or a combination thereof.

         5.14     NO DEFAULT.

                  (a) Each of the contracts, agreements or other instruments of SUN and each of the standard Customer Agreements or contracts of SUN is a legal, binding and enforceable obligation by or against SUN, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors and the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity). No party with whom SUN has an agreement or contract is in default there under or has breached any terms or provisions thereof which is material to the conduct of SUN's business.

                  (b) SUN has performed, or is now performing, the obligations of, and SUN is not in material default (or would by the late of time and/or the giving of notice be in material default) in respect of, any contract, agreement or commitment binding upon it or its assets or properties and material to the conduct of its business. No third party has raised any claim, dispute or controversy with respect to any of the executed contracts of SUN, nor has SUN received notice of warning of alleged nonperformance, delay in delivery or other noncompliance by SUN with respect to its obligations under any of those contracts, nor are there any facts which exist indicating that any of those contracts may be totally or partially terminated or suspended by the other parties thereto.

         5.15 PRODUCT WARRANTIES. Except as otherwise disclosed to and acknowledged by Buyer in the form of a written disclosure schedule prior to the Closing and for warranties under applicable law, (a) there are no warranties, express or implied, written or oral, with respect to the products of SUN, (b) there are no pending or threatened claims with respect to any such warranty, and
(c) SUN has no, and after the Closing Date, will have no, liability with respect to any such warranty, whether known or unknown, absolute, accrued, contingent, or otherwise and whether due or to become due, other than customary returns in the ordinary course of business that are fully reserved against in the SUN Financial Statements. In the event that warranty claims arise after the Closing, the Sellers shall have the right to settle those claims through SUN, subject only to a cost of labor and materials charge without any mark up.

          5.16    PROPRIETARY RIGHTS.
                  ------------------

                  (a) SUN has provided Buyer in writing a complete and accurate list and provided Buyer with the right to inspect true and complete copies of all software, patents and applications for patents, trademarks, trade names, service marks, and copyrights, and applications therefore, owned or used by SUN or in which it has any rights or licenses, except for software used by SUN and generally available on the commercial market. SUN has provided Buyer with a complete and accurate description of all agreements or provided Buyer with the right to inspect true and complete copies of all agreements of SUN with each officer, employee or consultant of SUN providing SUN with title and ownership to patents, patent applications, trade secrets and inventions developed or used by SUN in its business. To the best of SUN's knowledge, all of such agreements are valid, enforceable and legally binding, subject to the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity).

                  (b) SUN owns or possesses licenses or other rights to use all computer software, software programs, patents, patent applications, trademarks, trademark applications, trade secrets, service marks, trade names, copyrights, inventions, drawings, designs, customer lists, propriety know-how or information, or other rights with respect thereto (collectively referred to as "Proprietary Rights"), used in the business of SUN, and the same are sufficient to conduct SUN's business as it has been and is now being conducted.

                  (c) To the best of SUN's knowledge, the operations of SUN do not conflict with or infringe, and no one has asserted to SUN that such operations conflict with or infringe on any Proprietary Rights owned, possessed or used by any third party. There are no claims, disputes, actions, proceedings, suits or appeal pending against SUN with respect to any Proprietary Rights, and to the knowledge of the management of SUN none has been threatened against SUN. To the best knowledge of the management of SUN there are no facts or alleged fact which would reasonably serve as a basis for any claim that SUN does not have the right to use, free of any rights or claims of others, all Proprietary Rights in the development, manufacture, use, sale or other disposition of any or all products or services presently being used, furnished or sold in the conduct of the business of SUN as it has been and is now being conducted.

                  (d) No employee of SUN is in violation of any term of any employment contract, proprietary information and inventions agreement, non-competition agreement, or any other contract or agreement relating to the relationship of any such employee with SUN or any previous employer.

         5.17 INSURANCE. SUN has provided Buyer with complete and accurate copies of all policies of insurance and provided Buyer with the right to inspect true and complete copies of all policies of insurance to which SUN is a party or is a beneficiary or named insured as of the Closing Date. SUN has in full force and effect, with all premiums due thereon paid the policies of insurance set forth therein. All the insurable properties of SUN are insured in amounts and coverage and against risks and losses which are adequate and usually insured
against  by  persons  holding  or  operating   similar   properties  in  similar
businesses. There were no claims in excess of $10,000 asserted or currently outstanding under any of the insurance policies of SUN in respect of all motor vehicle, general liability, errors and omissions, workers compensation, and medical claims during the calendar year ending on December 31, 2012 or the six months ending June 30, 2013.

         5.18 LABOR RELATIONS. None of the employees of SUN are represented by any union or are parties to any collective bargaining arrangement, and no attempts are being made to organize or unionize any of SUN's employees. Except as disclosed in writing to Buyer prior to the Closing, there is not presently pending or existing, and there is not presently threatened, any material (a) strike, slowdown, picketing, work stoppage or employee grievance process, or (b) action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) against or affecting SUN relating to the alleged violation of any legal requirement pertaining to labor relations or employment matters. SUN is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages and hours, occupational safety and health and is not engaged in any unfair labor practices. SUN is in compliance with the Immigration Reform and Control Act of 1986. SUN has no employment agreements except with some of its employees, which shall be disclosed in the form of a written disclosure schedule delivered by the Sellers and SUN to the Buyer and acknowledged by the Buyer in writing prior to the Closing.

         5.19 CORPORATION STATUS. SUN is identified as an "S" corporation prior to Closing.

         5.20 CONDITION OF PREMISES. All real property leased by SUN is in good condition and repair, ordinary wear and tear excepted.

         5.21 NO DISTRIBUTOR AGREEMENTS. Except as disclosed to and acknowledged by Buyer in writing prior to the Closing, SUN is not a party to, nor is the property of SUN bound by, any distributors' or manufacturer's representative or agency agreement.

         5.22 CONFLICT OF INTEREST TRANSACTIONS. No past or present shareholder, director, officer or employee of SUN or any of their affiliates (i) is indebted to, or has any financial, business or contractual relationship or arrangement with SUN, or (ii) has any direct or indirect interest in any property, asset or right which is owned or used by SUN or pertains to the business of SUN with the exception of outstanding shareholder loans which will be satisfied and discharged in fullprior to the Closing Date.

         5.23 LITIGATION. There is no action, suit, proceeding, dispute, litigation, claim, complaint or investigation by or before any court, tribunal, governmental body, governmental agency or arbitrator pending or threatened against or with respect to SUN which (i) if adversely determined would have an adverse effect on the business, condition, assets, operations or prospects of SUN, or (ii) challenges or would challenge any of the actions required to be taken by SUN under this Agreement. To the best knowledge of Sellers, there exists no basis for any such action, suit, proceeding, dispute, litigation, claim, complaint or investigation.

         5.24 NON-CONTRAVENTION. Neither (a) the execution and delivery of this Agreement, nor (b) the performance of this Agreement will: (i) contravene or result in a violation of any of the provisions of the organizational documents of SUN; (ii) contravene or result in a violation of any resolution adopted by the shareholders or directors of SUN; (iii) result in a violation or breach of, or give any person the right to declare (whether with or without notice or lapse of time) a default under or to terminate, any agreement or other instrument to which SUN is a party or by which SUN or any of its assets are bound; (iv) give any person the right to accelerate the maturity of any indebtedness or other obligation of SUN; (v) result in the loss of any license or other contractual right of SUN; (vi) result in the loss of, or in a violation of any of the terms, provisions or conditions of, any governmental license, permit, authorization or franchise of SUN; (vii) result in the creation or imposition of any lien, charge, encumbrance or restriction on any of the assets of SUN; (viii) result in the reassessment or revaluation of any property of SUN by any taxing authority or other governmental authority; (ix) result in the imposition of, or subject SUN to any liability for, any conveyance or transfer tax or any similar tax; or
(x) result in a violation of any law, rule, regulation, treaty, ruling, directive, order, arbitration award, judgment or decree to which SUN or any of its assets or any limited liability interests are subject.

         5.25 APPROVALS. SUN has provided Buyer with a complete and accurate list of all jurisdictions in which SUN is authorized to do business along with the documentation evidencing such authorization. No authorization, consent or approval of, or registration or filing with, any governmental authority is required to be obtained or made by SUN in connection with the execution, delivery or performance of this Agreement, including the conveyance to Buyer of the Business.

         5.26 BROKERS. SUN has not agreed to pay any brokerage fees, finder's fees or other fees or commissions with respect to the transactions contemplated by this Agreement, and, to SUN's knowledge, no person is entitled, or intends to claim that it is entitled, to receive any such fees or commissions in connection with such transaction: except that to the extent Generational Equity is owed any fees for this transaction, the Buyer, at the Closing, will pay such fees in their entirety, not to exceed $205,500.

         5.27 SPECIAL GOVERNMENT LIABILITIES. SUN has no existing or pending liabilities, obligations or deferred payments due to any federal, state or local government agency or entity in connection with its business or with any program sponsored or funded in whole or in part by any federal, state or local government agency or entity, nor is SUN or Sellers aware of any threatened action or claim or any condition that could support an action or claim against SUN or the SUN Business for any of said liabilities, obligations or deferred payments.

         5.28 SALES AND EBIDA. SUN's total sales for the year ended December 31, 2012 were in excess of $3,800,000 and EBITDA was in excess of $450,000. SUN estimates that its total sales for the year ended December 31, 2013 will be in excess of $7,500,000 and EBITDA will be in excess of $900,000.

         5.29 FULL DISCLOSURE. Neither this Agreement (including the exhibits hereto) nor any statement, certificate or other document delivered to Buyer by or on behalf of SUN contains any untrue statement of a material fact or omits to state a material fact necessary to make the representations and other statements contained herein and therein not misleading.

         5.30 REPRESENTATIONS TRUE ON CLOSING DATE. The representations and warranties of SUN set forth in this Agreement are true and correct on the date hereof, and will be true and correct on the Closing Date as though such representations and warranties were made as of the Closing Date. Buyer's knowledge will not act as a waiver of any breach of the representations and warranties contained herein by SUN or Seller.

         5.31 TAX ADVICE. SUN and Sellers hereby represent and warrant that they have sought their own independent tax advice regarding the transactions contemplated by this Agreement and neither SUN nor Sellers have relied on any representation or statement made by Buyer, the Company, or their representatives regarding the tax implications of such transactions.

         5.32 ACKNOWLEDGEMENT OF RISKS. The Sellers hereby represent and warrant that they have conducted a thorough review of the Buyer's public reports and financial statements filed by it with the Securities and Exchange Commission, and have had an opportunity to ask questions of and to receive additional information from representatives of the Buyer. The Sellers acknowledge that there are substantial risks associated with owning the Note and the Buyer's common stock into which it is convertible, including but not limited to (i) those risk factors specifically disclosed to Sellers in writing by the Buyer, a copy of which has been delivered to the Sellers, (ii) the Buyer may default on the Note and the price of its common stock may decline, (iii) the Note is not assignable and the transferability of the Buyer's common stock is restricted by applicable federal and state securities laws as well as by the terms of this Agreement and the Note, and may be impaired by a lack of trading volume, and
(iv) those additional risks described in public reports filed by the Buyer with the Securities and Exchange Commission. Sellers represent and warrant that they are sophisticated, knowledgeable and experienced in making investments of this kind and are capable of evaluating the risks and merits of acquiring the Note.

6.       REPRESENTATIONS AND WARRANTIES OF BUYER.
         ---------------------------------------

         Buyer represents and warrants to SUN as follows:

         6.1 POWER AND AUTHORITY; BINDING NATURE OF AGREEMENT. Buyer has full power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Buyer have been duly authorized by all necessary action on its part. Assuming that this Agreement is a valid and binding obligation of the other party hereto, this Agreement is a valid and binding obligation of Buyer.

         6.2 APPROVALS. To Buyer's knowledge, no authorization, consent or approval of, or registration or filing with, any governmental authority or any other person is required to be obtained or made by Buyer in connection with the execution, delivery or performance of this Agreement.

         6.3 REPRESENTATIONS TRUE ON CLOSING DATE. To the Buyer's knowledge, the representations and warranties of Buyer set forth in this Agreement are true and correct on the date hereof, and will be true and correct on the Closing Date as though such representations and warranties were made as of the Closing Date.

         6.4 NON-DISTRIBUTIVE INTENT. The shares of SUN Stock being purchased by the Company pursuant to this Agreement are not being acquired by the Company with a view to the public distribution of them.

         6.5 NON CONTRAVENTION. To the Company's knowledge neither the execution nor delivery of this Agreement, nor the performance of this Agreement will contravene or result in a material violation of any of the provisions of any other agreement or obligation of the Company.

7.       CONDITIONS TO CLOSING.

         7.1 CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE. Buyer's obligation to close the stock purchase as contemplated in this Agreement is conditioned upon the occurrence or waiver by Buyer of the following:

                  (a)  Sellers   shall  have   delivered   to  the  Company  all
         certificates evidencing the SUN Stock and ownership of 100% of the capital stock of SUN.

                  (b) All representations and warranties of SUN and Sellers made in this Agreement or in any exhibit or schedule hereto delivered by SUN and Sellers must be true and correct as of the Closing Date with the same force and effect as if made on and as of that date.

                  (c) SUN must have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by SUN prior to or at the Closing Date.

                  (d) SUN covenants to extinguish all loans and pay off all debt prior to the Closing, other than trade payables to third parties incurred in the ordinary course of its business that arise from work in progress and that are not past due. Sellers severally, based on their pro rata ownership of SUN immediately prior the Closing Date, agree to indemnify and hold harmless the Company and SUN from all claims which may be brought by the designated creditors of SUN before and after the Closing, including reasonable attorneys fees and costs and all claims, liabilities, losses, or damages which SUN may suffer as a result of any and all claims, demands, costs, attorneys fees, and/or judgments against them arising out of any violation of this provision of this Agreement. This paragraph shall cover the period beginning upon the date of the execution of this Agreement and continue through and including the last date upon which any statute of limitations effecting Buyer's right(s) to pursue damages of any kind against Sellers shall have expired. The provisions of Section 9.3 of this Agreement shall govern the procedure for indemnification claims under this Section 7.1(d) of this Agreement.

                  (e)  Buyer  must  be   satisfied  in  its  sole  and  absolute
         discretion, with its due diligence of SUN and the Sellers.

         7.2 CONDITIONS PRECEDENT TO SUN'S AND SELLERS' OBLIGATION TO CLOSE. SUN's and Sellers' obligation to close the stock purchase as contemplated in this Agreement is conditioned upon the occurrence or waiver by SUN and the Sellers of the following:

                  (a) All representations and warranties of Buyer made in this Agreement or in any exhibit hereto delivered by Buyer must be true and correct on and as of the Closing Date with the same force and effect as if made on and as of that date.

                  (b) Buyer must have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or at the Closing Date.

8.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES.
         ------------------------------------------

         All representations and warranties made by each of the parties hereto will survive the Closing for three (3) years after the Closing Date. Sellers will have joint and several liability under this Agreement, except for the covenant not to compete in Section 3.3 of this Agreement or where otherwise expressly and specifically provided in this Agreement.

9.       INDEMNIFICATION.
         ---------------

         9.1 INDEMNIFICATION BY SUN AND SELLERS. SUN and Sellers agree severally, based on their pro rata ownership of SUN immediately prior the Closing Date and in an amount not to exceed the respective purchase price paid to each Seller pursuant to Section 1.2 of this Agreement, to indemnify, defend and hold harmless Buyer and its affiliates against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties and reasonable attorney's fees and costs, incurred by Buyer or any of its affiliates arising, resulting from, or relating to any and all liabilities of SUN incurred prior to the Closing Date or relating to the SUN Stock prior the Closing Date, any misrepresentation of a material fact or omission to disclose a material fact made by SUN or Sellers in this Agreement, in any exhibits to this Agreement or in any other document furnished or to be furnished by SUN or Sellers under this Agreement, or any breach of, or failure by SUN or Sellers to perform, any of their representations, warranties, covenants or agreements in this Agreement or in any exhibit or other document furnished or to be furnished by SUN or Sellers under this Agreement.

         9.2 INDEMNIFICATION BY BUYER. Buyer agrees to indemnify, defend and hold harmless SUN and Sellers against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties and reasonable attorneys' fees and costs incurred by SUN or the Sellers arising after the Closing Date, resulting from or relating to any breach of, or failure by Buyer to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any exhibit or other document furnished or to be furnished by Buyer under this Agreement.

         9.3      PROCEDURE FOR INDEMNIFICATION CLAIMS.

                  (a) Whenever any parties become aware that a claim (an "Underlying Claim") has arisen entitling them to seek indemnification under Section 3.2, 7.1(d) or 9 of this Agreement, such parties (the "Indemnified Parties") shall promptly send a notice ("Notice") to the parties liable for such indemnification (the "Indemnifying Parties") of the right to indemnification (the "Indemnity Claim"); provided, however, that the failure to so notify the Indemnifying Parties will relieve the Indemnifying Parties from liability under this Agreement with respect to such Indemnity Claim only if, and only to the extent that, such failure to notify the Indemnifying Parties results in the forfeiture by the Indemnifying Parties of rights and defenses otherwise available to the Indemnifying Parties with respect to the Underlying Claim. Any Notice pursuant to this Section 9.3(a) shall set forth in reasonable detail, to the extent then available, the basis for such Indemnity Claim and an estimate of the amount of damages arising therefore.

                  (b) If an Indemnity Claim does NOT result from or arise in connection with any Underlying Claim or legal proceedings by a third party, the Indemnifying Parties will have thirty (30) calendar days following receipt of the Notice to issue a written response to the Indemnified Parties, indicating the Indemnifying Parties' intention to either (i) contest the Indemnity Claim or (ii) accept the Indemnity Claim as valid. The Indemnifying Parties' failure to provide such a written response within such thirty (30) day period shall be deemed to be an acceptance of the Indemnity Claim as valid. In the event that an Indemnity Claim is accepted as valid, the Indemnifying Parties shall, within fifteen (15) Business Days thereafter, pay the damages incurred by the Indemnified Parties in respect of the Underlying Claim in cash by wire transfer of immediately available funds to the account or accounts specified by the Indemnified Parties. To the extent appropriate, payments for indemnifiable damages made pursuant to
         Section 7 of the Agreement will be treated as adjustments to the Purchase Price.

                  (c) In the event an Indemnity Claim results from or arises in connection with any Underlying Claim or legal proceedings by a third party, the Indemnifying Parties shall have fifteen (15) calendar days following receipt of the Notice to send a Notice to the Indemnified Parties of their election to, at their sole cost and expense, assume the defense of any such Underlying Claim or legal proceeding; provided that such Notice of election shall contain a confirmation by the Indemnifying Parties of their obligation to hold harmless the Indemnified Parties with respect to damages arising from such Underlying Claim. The failure by the Indemnifying Parties to elect to assume the defense of any such Underlying Claim within such fifteen
         (15) day period shall entitle the Indemnified Parties to undertake control of the defense of the Underlying Claim on behalf of and for the account and risk of the Indemnifying Parties in such manner as the Indemnified Parties may deem appropriate, including, but not limited to, settling the Underlying Claim. The parties controlling the defense of the Underlying Claim shall not, however, settle or compromise such Underlying Claim without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed. The non-controlling parties shall be entitled to participate in (but not control) the defense of any such action, with their own counsel and at their own expense.

                  (d) The Indemnifying Parties and the Indemnified Parties will cooperate reasonably, fully and in good faith with each other, at the sole expense of the Indemnifying Parties subject to the last sentence of Section 9.3(c) of this Agreement, in connection with the defense, compromise or settlement of any Underlying Claim including, without limitation, by making available to the other parties all pertinent information and witnesses within their reasonable control.

10.      INJUNCTIVE RELIEF.
         -----------------

         10.1 DAMAGES INADEQUATE. Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

         10.2 INJUNCTIVE RELIEF. It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants and provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, will be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

11.      FURTHER ASSURANCES.
         ------------------

         Following the Closing, Sellers shall furnish to Buyer such instruments and other documents as Buyer may reasonably request for the purpose of carrying out or evidencing the transactions contemplated hereby.

12.      FEES AND EXPENSES.
         -----------------

         Each party hereto shall pay all fees, costs and expenses that it incurs in connection with the negotiation and preparation of this Agreement and in carrying out the transactions contemplated hereby (including, without limitation, all fees and expenses of its counsel and accountant).

13.      WAIVERS.
         -------

         If any party at any time waives any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein will not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

14.      SUCCESSORS AND ASSIGNS.
         ----------------------

         Each covenant and  representation  of this  Agreement will inure to the
benefit  of  and  be  binding   upon  each  of  the  parties,   their   personal
representatives, assigns and other successors in interest.

15.      ENTIRE AND SOLE AGREEMENT.
         -------------------------

         This Agreement constitutes the entire agreement between the parties and supersedes all other agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified or amended only by a written agreement signed by the parties against whom the amendment is sought to be enforced. The parties acknowledge that as of the date of the execution of this Agreement, that any and all other agreements either written or verbal will be terminated and be of no further force or effect.

16.      GOVERNING LAW.
         -------------

         This Agreement will be governed by the laws of California without giving effect to applicable conflict of law provisions. With respect to any litigation arising out of or relating to this Agreement, each party agrees that it will be filed in and heard by the state or federal courts with jurisdiction to hear such suits located in Santa Barbara County, California.

17.      COUNTERPARTS.
         ------------

         This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts will be deemed to be an original, and such counterparts will constitute but one and the same instrument.

18.      ASSIGNMENT.
         ----------

         Except in the case of an affiliate of the Buyer, this Agreement may not be assignable by any party without prior written consent of the other parties.

19.      REMEDIES.
         --------

         Except as otherwise expressly provided herein, none of the remedies set forth in this Agreement are intended to be exclusive, and each party will have all other remedies now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more remedies will not constitute a waiver of the right to pursue other available remedies.

20.      SECTION HEADINGS.
         ----------------

         The section headings in this Agreement are included for convenience only, are not a part of this Agreement and will not be used in construing it.

21.      SEVERABILITY.
         ------------

         In the event that any provision or any part of this Agreement is held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability will not affect the validity or enforceability of any other provision or part of this Agreement.

22.      NOTICES.
         -------

         Each notice or other communication hereunder must be in writing and will be deemed to have been duly given on the earlier of (i) the date on which such notice or other communication is actually received by the intended recipient thereof, or (ii) the date five (5) days after the date such notice or other communication is mailed by registered or certified mail (postage prepaid) to the intended recipient at the following address (or at such other address as the intended recipient will have specified in a written notice given to the other parties hereto):

                  IF TO SUN AND SELLERS:

                  Solar United Network, Inc.
                  1358 Blue Oaks Boulevard, Suite 300
                  Roseville, California 95678
                  Attn: Emil Beitpolous, Chief Executive Officer

                  Telephone: (866) 600-6800
                  Facsimile:   (916) 057-1740

                  IF TO BUYER:

                  Solar3D, Inc.
                  6500 Hollister Avenue, Suite 130
                  Goleta, California 93117
                  Attention:  James Nelson, Chief Executive Officer

                  Telephone: (805) 690-9000
                  Facsimile: (805) 957-1740

23.      PUBLICITY.
         ---------

         Except as may be required in order for a party to comply with applicable laws, rules, or regulations or to enable a party to comply with this Agreement, or necessary for the Buyer to prepare and disseminate any private or public placements of its securities or to communicate with its shareholders, no press release, notice to any third party or other publicity concerning the transactions contemplated by this Agreement will be issued, given or otherwise disseminated without the prior approval of each of the parties hereto; provided, however, that such approval will not be unreasonably withheld.

                         [SIGNATURES ON FOLLOWING PAGE.]

         IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.


SUN:                       Solar United Network Inc., a California Corporation


                           By: /s/ Emil Beitpolous
                               -------------------------------------------------
                                 Emil Beitpolous, Chief Executive Officer


SELLERS:
                           /s/ Emil Beitpolous
                           -----------------------------------------------------
                           Emil Beitpolous, Individually

                           /s/ Abe Emard
                           -----------------------------------------------------
                           Abe Emard, Individually

                           /s/ Richard Emard
                           -----------------------------------------------------
                           Richard Emard, Individually

                           /s/ Mikhail Podnesbesnyy
                           -----------------------------------------------------
                           Mikhail Podnesbesnyy, Individually



COMPANY/BUYER:             SOLAR3D, INC., a Delaware corporation


                           By: /s/ James B. Nelson
                              --------------------------------------------------
                                  James B. Nelson, Chief Executive Officer

                                    EXHIBIT A

                                PROMISSORY NOTES

                           CONVERTIBLE PROMISSORY NOTE

$525,000                                                       January __, 2014

                            Santa Barbara, California

         FOR  VALUE  RECEIVED,   Solar3D,  Inc.,  a  Delaware  corporation  (the
"Borrower") hereby promises to pay to the order of Emil Beitpolous, an individual, (the "Lender"), at 1358 Blue Oaks Boulevard, Suite 300, Roseville, California 95678, the principal sum of Five Hundred Twenty-Five Thousand Dollars U.S. ($525,000) plus simple interest at the rate of 4% per annum commencing to accrue on the date first above written, payable principal and all accrued interest in accordance with the terms and conditions of this Note.

         1. PAYMENT ON NOTE. Commencing on March 31, 2014, the due date of the first payment on this Note, and on the last day of each quarter thereafter during the first year of this Note, Borrower will make quarterly interest only payments to Lender for interest accrued on the Note during the prior quarter, after which, commencing on March 31, 2015 and on the last day of each quarter thereafter until the quarter ending on December 31, 2017, Borrower will make quarterly payments of interest accrued on the Note during the prior quarter plus $13,125 of principal to Lender, after which, commencing on March 31, 2018 and on the last day of each quarter thereafter, Borrower will make quarterly payments of interest accrued on the Note during the prior quarter plus $91,875 of principal to Lender with the final payment due and payable on December 31, 2018 (the "Maturity Date"). No later than fifteen (15) days after each payment due date, Borrower will pay each payment to the Lender by depositing the appropriate payment amount into an account designated by the Lender in writing delivered to the Borrower prior to the execution of this Note.

         2. RIGHT OF PREPAYMENT. Borrower has the right to prepay all or any portion of this Note at any time without penalty upon at least ten days prior written notice to Lender, provided, that Borrower must apply any prepayment proposed for this Note among all four convertible promissory notes issued by the Borrower pursuant to Section 1.2 of that certain Stock Purchase Agreement, dated October 31, 2013 by and between Solar United Networks, Inc., a California corporation ("SUN"), the Borrower, as buyer, and the four above referenced convertible promissory note holders, as sellers (the "Stock Purchase Agreement"), each on a pro rata basis in a ratio, the numerator of which is the outstanding balance of each of those notes on the date of delivery of written notice by the Borrower to the Lender of its proposed prepayment, and the denominator of which is the total aggregate outstanding balance of all four notes combined. Such prepayments shall be applied first to interest and then to principal.

         3. CONVERSION. Lender has the right, at any time after the Effective Date, to convert all or part of the outstanding balance of the Note into shares of fully paid and non-assessable common stock of the Borrower (the "Common Stock"). The conversion price shall be $0.02 per share (the "Initial Conversion Price") until March 30, 2015, and thereafter the conversion price shall be the greater of (a) the Initial Conversion Price or (b) Fifty Percent (50%) of the average closing price of the Common Stock as reported by Bloomberg for the ten
(10) consecutive trading days following the submission of a notice in writing signed by the Lender of his intent to convert. The Initial Conversion Price shall be subject to equitable adjustments for stock splits, combinations, recapitalizations, reclassifications, and similar events of the Borrower. With respect to the public resale of the Common Stock, the Lender shall at all times be subject to the restrictions, conditions and requirements applicable to an affiliate of the Borrower, as described in Rule 144 of the Securities Act of 1933, as amended, even if the Lender is no longer a technical affiliate of the Borrower.

         4. BORROWER RIGHT TO FORCE CONVERSION AND RIGHT OF OFFSET. In the event of any material breach by the Lender of the Stock Purchase Agreement, Borrower will have the right to offset the amount of damages incurred by the Borrower as a result of such breach against the amounts owed by it on this Note, subject to customary dispute resolution available at law or in equity. In the event that the Lender (a) voluntarily resigns as an employee of the Borrower, unless the Lender's employment with SUN is terminated by Lender due to death, disability rendering the Lender unable to work, or a constructive termination of the Lender's employment by the Borrower, or (b) is involuntarily terminated as an employee of the Borrower for "cause" ("Terminating Lender"), in either case prior to the "End of Term" as defined in Section 2 of the Stock Purchase Agreement, then the Borrower will have the right, exercisable at any time for a period of one year after such termination, to cause an immediate conversion of up to the entire outstanding balance of the Terminating Lender's Note into shares of the Borrower's common stock in accordance with the terms and conditions of this Note; provided, that all common stock issued to the Terminating Lender pursuant to such a conversion will be subject to a two year lock-up whereby the Terminating Lender will not be able to transfer, hypothecate, assign or sell any of those shares for two years after receipt of them. For the purpose of this Note, "cause" has the meaning ascribed to it in
Section 3.3 of the Stock Purchase Agreement. This Note is not secured.

         5. DEFAULT. Any of the following shall constitute a default ("Event of Default") by Borrower hereunder:

         (a) The failure of Borrower to make any payment of principal or interest required hereunder within fifteen (15) days of the due date for such payment; or

         (b) The failure of Borrower to fully perform any other material covenants and agreements under this Note and continuance of such failure for a period of forty-five (45) days after written notice of the default by Lender to the Borrower.

         Upon the occurrence of (a) an Event of Default under Section 5(a) of this Note that is not cured within forty five (45) days of the due date for the defaulted payment, (b) an Event of Default under Section 5(b) of this Note, (c) a sale for cash or notes and no other securities of all or substantially all of the assets of the Borrower or of SUN, or (d) a sale for cash or notes and no other securities of all or substantially all of the issued and outstanding voting capital stock of the Borrower or SUN resulting in a change of control of the Borrower or SUN, or (e) the filing of bankruptcy proceedings for the Borrower that is not dismissed within sixty (60) days of the filing, Lender may, at his option, declare immediately due and payable the entire unpaid principal sum of this Note together with all accrued and unpaid interest owing at the time of such declaration pursuant to this Note. Furthermore, in the Event of Default under Section 5(a) of this Note, Lender will have the right at any time to convert the entire amount of the defaulted payment into Borrower's Common Stock at the Initial Conversion Price, if the conversion is voluntary but not if it is forced under Section 4 of this Note.

         6. COSTS OF COLLECTIONS. Lender shall be entitled to collect reasonable attorney's fees and costs from Borrower, as well as other costs and expenses reasonably incurred, in curing any default or attempting collection of any payment due on this Note.

         7. INSPECTION RIGHTS. The Lender, individually or through his agent, shall have the right, upon reasonable notice and at his expense, to review and inspect the books and records of the Borrower at Borrower's office during reasonable business hours.

         8. PAYMENT AND PLACE OF PAYMENT. This Note shall be payable in lawful money of the United States. All payments on this Note are to be made or given to Lender at the address provided to Borrower or to such other place as Lender may from time to time direct by written notice to Borrower.

         9. WAIVER. Borrower, for itself and its successors, transferors and assigns, waives presentment, dishonor, protest, notice of protest, demand for payment and dishonor in nonpayment of this Note, bringing of suit or diligence of taking any action to collect any sums owing hereunder or in proceeding against any of the rights and properties securing payment hereunder.

         10. SEVERABILITY. If any provision of this Note or the application thereof to any persons or entities or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Note shall not be deemed affected thereby and every provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

         11. NO PARTNER. Lender shall not become or be deemed to be a partner or joint venturer with Borrower by reason of any provision of this Note. Nothing herein shall constitute Borrower and Lender as partners or joint venturers or require Lender to participate in or be responsible or liable for any costs, liabilities, expenses or losses of Borrower.

         12. NO WAIVER. The failure to exercise any rights herein shall not constitute a waiver of the right to exercise the same or any other right at any subsequent time in respect of the same event or any other event.

         13. NONRECOURSE. In the event that the Borrower defaults on this Note, Lender shall look solely to the Borrower for repayment and none of the members, officers, directors or affiliates of the Borrower shall have any personal liability for payment hereunder.

         14. ASSIGNABILITY. The Lender may not assign this Note without the express prior written approval of the Borrower, which it may grant or withhold in its sole and absolute discretion. This Note shall be binding upon the Borrower and its successors and shall inure to the benefit of the Lender and his successors and assigns, if any.

         15. GOVERNING LAW AND VENUE. This Note shall be governed by and construed solely in accordance with the laws of the State of California without giving effect to applicable conflict of laws provisions. Borrower and Lender agree that the sole jurisdiction and venue for any litigation arising out of the
Note involving Borrower or Lender shall be in the appropriate federal or state court located in Santa Barbara County, California.

         16. ENTIRE AGREEMENT. This Note and the Stock Purchase Agreement contain the entire understanding and agreement between the parties with respect to the subject matter herein and may not be altered or amended except by the written agreement of the parties.

         17.   COUNTERPARTS.   This  Note  may  be   executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile executions of this Note shall be deemed original.


                         [SIGNATURES ON FOLLOWING PAGE.]

         IN WITNESS WHEREOF, Borrower and Lender have executed this Note on October 31, 2013, to be effective as of the date first hereinabove written.


BORROWER:                       SOLAR3D, INC., a Delaware corporation


                                 By:
                                    --------------------------------------------
                                    James B. Nelson, Chief Executive Officer

LENDER:

                                 -----------------------------------------------
                                 Emil Beitpolous, Individually

                           CONVERTIBLE PROMISSORY NOTE

$525,000                                                       January __, 2014

                            Santa Barbara, California

         FOR VALUE RECEIVED, Solar3D, Inc., a Delaware corporation (the "Borrower") hereby promises to pay to the order of Abe Emard, an individual, (the "Lender"), at 1358 Blue Oaks Boulevard, Suite 300, Roseville, California 95678, the principal sum of Five Hundred Twenty-Five Thousand Dollars U.S. ($525,000) plus simple interest at the rate of 4% per annum commencing to accrue on the date first above written, payable principal and all accrued interest in accordance with the terms and conditions of this Note.

         1. PAYMENT ON NOTE. Commencing on March 31, 2014, the due date of the first payment on this Note, and on the last day of each quarter thereafter during the first year of this Note, Borrower will make quarterly interest only payments to Lender for interest accrued on the Note during the prior quarter, after which, commencing on March 31, 2015 and on the last day of each quarter thereafter until the quarter ending on December 31, 2017, Borrower will make quarterly payments of interest accrued on the Note during the prior quarter plus $13,125 of principal to Lender, after which, commencing on March 31, 2018 and on the last day of each quarter thereafter, Borrower will make quarterly payments of interest accrued on the Note during the prior quarter plus $91,875 of principal to Lender with the final payment due and payable on December 31, 2018 (the "Maturity Date"). No later than fifteen (15) days after each payment due date, Borrower will pay each payment to the Lender by depositing the appropriate payment amount into an account designated by the Lender in writing delivered to the Borrower prior to the execution of this Note.

         2. RIGHT OF PREPAYMENT. Borrower has the right to prepay all or any portion of this Note at any time without penalty upon at least ten days prior written notice to Lender, provided, that Borrower must apply any prepayment proposed for this Note among all four convertible promissory notes issued by the Borrower pursuant to Section 1.2 of that certain Stock Purchase Agreement, dated October 31, 2013 by and between Solar United Networks, Inc., a California corporation ("SUN"), the Borrower, as buyer, and the four above referenced convertible promissory note holders, as sellers (the "Stock Purchase Agreement"), each on a pro rata basis in a ratio, the numerator of which is the outstanding balance of each of those notes on the date of delivery of written notice by the Borrower to the Lender of its proposed prepayment, and the denominator of which is the total aggregate outstanding balance of all four notes combined. Such prepayments shall be applied first to interest and then to principal.

         3. CONVERSION. Lender has the right, at any time after the Effective Date, to convert all or part of the outstanding balance of the Note into shares of fully paid and non-assessable common stock of the Borrower (the "Common Stock"). The conversion price shall be $0.02 per share (the "Initial Conversion Price") until March 30, 2015, and thereafter the conversion price shall be the greater of (a) the Initial Conversion Price or (b) Fifty Percent (50%) of the average closing price of the Common Stock as reported by Bloomberg for the ten
(10) consecutive trading days following the submission of a notice in writing signed by the Lender of his intent to convert. The Initial Conversion Price shall be subject to equitable adjustments for stock splits, combinations, recapitalizations, reclassifications, and similar events of the Borrower. With respect to the public resale of the Common Stock, the Lender shall at all times be subject to the restrictions, conditions and requirements applicable to an affiliate of the Borrower, as described in Rule 144 of the Securities Act of 1933, as amended, even if the Lender is no longer a technical affiliate of the Borrower.

         4. BORROWER RIGHT TO FORCE CONVERSION AND RIGHT OF OFFSET. In the event of any material breach by the Lender of the Stock Purchase Agreement, Borrower will have the right to offset the amount of damages incurred by the Borrower as a result of such breach against the amounts owed by it on this Note, subject to customary dispute resolution available at law or in equity. In the event that the Lender (a) voluntarily resigns as an employee of the Borrower, unless the Lender's employment with SUN is terminated by Lender due to death, disability rendering the Lender unable to work, or a constructive termination of the Lender's employment by the Borrower, or (b) is involuntarily terminated as an employee of the Borrower for "cause" ("Terminating Lender"), in either case prior to the "End of Term" as defined in Section 2 of the Stock Purchase Agreement, then the Borrower will have the right, exercisable at any time for a period of one year after such termination, to cause an immediate conversion of up to the entire outstanding balance of the Terminating Lender's Note into shares of the Borrower's common stock in accordance with the terms and conditions of this Note; provided, that all common stock issued to the Terminating Lender pursuant to such a conversion will be subject to a two year lock-up whereby the Terminating Lender will not be able to transfer, hypothecate, assign or sell any of those shares for two years after receipt of them. For the purpose of this Note, "cause" has the meaning ascribed to it in
Section 3.3 of the Stock Purchase Agreement. This Note is not secured.

         5. DEFAULT. Any of the following shall constitute a default ("Event of Default") by Borrower hereunder:

         (a) The failure of Borrower to make any payment of principal or interest required hereunder within fifteen (15) days of the due date for such payment; or

         (b) The failure of Borrower to fully perform any other material covenants and agreements under this Note and continuance of such failure for a period of forty five (45) days after written notice of the default by Lender to the Borrower.

         Upon the occurrence of (a) an Event of Default under Section 5(a) of this Note that is not cured within forty five (45) days of the due date for the defaulted payment, (b) an Event of Default under Section 5(b) of this Note, (c) a sale for cash or notes and no other securities of all or substantially all of the assets of the Borrower or of SUN, or (d) a sale for cash or notes and no other securities of all or substantially all of the issued and outstanding voting capital stock of the Borrower or SUN resulting in a change of control of the Borrower or SUN, or (e) the filing of bankruptcy proceedings for the Borrower that is not dismissed within sixty (60) days of the filing, Lender may, at his option, declare immediately due and payable the entire unpaid principal sum of this Note together with all accrued and unpaid interest owing at the time of such declaration pursuant to this Note. Furthermore, in the Event of Default under Section 5(a) of this Note, Lender will have the right at any time to convert the entire amount of the defaulted payment into Borrower's Common Stock at the Initial Conversion Price, if the conversion is voluntary but not if it is forced under Section 4 of this Note.

         6. COSTS OF COLLECTIONS. Lender shall be entitled to collect reasonable attorney's fees and costs from Borrower, as well as other costs and expenses reasonably incurred, in curing any default or attempting collection of any payment due on this Note.

         7. INSPECTION RIGHTS. The Lender, individually or through his agent, shall have the right, upon reasonable notice and at his expense, to review and inspect the books and records of the Borrower at Borrower's office during reasonable business hours.

         8. PAYMENT AND PLACE OF PAYMENT. This Note shall be payable in lawful money of the United States. All payments on this Note are to be made or given to Lender at the address provided to Borrower or to such other place as Lender may from time to time direct by written notice to Borrower.

         9. WAIVER. Borrower, for itself and its successors, transferors and assigns, waives presentment, dishonor, protest, notice of protest, demand for payment and dishonor in nonpayment of this Note, bringing of suit or diligence of taking any action to collect any sums owing hereunder or in proceeding against any of the rights and properties securing payment hereunder.

         10. SEVERABILITY. If any provision of this Note or the application thereof to any persons or entities or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Note shall not be deemed affected thereby and every provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

         11. NO PARTNER. Lender shall not become or be deemed to be a partner or joint venturer with Borrower by reason of any provision of this Note. Nothing herein shall constitute Borrower and Lender as partners or joint venturers or require Lender to participate in or be responsible or liable for any costs, liabilities, expenses or losses of Borrower.

         12. NO WAIVER. The failure to exercise any rights herein shall not constitute a waiver of the right to exercise the same or any other right at any subsequent time in respect of the same event or any other event.

         13. NONRECOURSE. In the event that the Borrower defaults on this Note, Lender shall look solely to the Borrower for repayment and none of the members, officers, directors or affiliates of the Borrower shall have any personal liability for payment hereunder.

         14. ASSIGNABILITY. The Lender may not assign this Note without the express prior written approval of the Borrower, which it may grant or withhold in its sole and absolute discretion. This Note shall be binding upon the Borrower and its successors and shall inure to the benefit of the Lender and his successors and assigns, if any.

         15. GOVERNING LAW AND VENUE. This Note shall be governed by and construed solely in accordance with the laws of the State of California without giving effect to applicable conflict of laws provisions. Borrower and Lender agree that the sole jurisdiction and venue for any litigation arising out of the
Note involving Borrower or Lender shall be in the appropriate federal or state court located in Santa Barbara County, California.

         16. ENTIRE AGREEMENT. This Note and the Stock Purchase Agreement contain the entire understanding and agreement between the parties with respect to the subject matter herein and may not be altered or amended except by the written agreement of the parties.

         17.   COUNTERPARTS.   This  Note  may  be   executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile executions of this Note shall be deemed original.


                         [SIGNATURES ON FOLLOWING PAGE.]

         IN WITNESS WHEREOF, Borrower and Lender have executed this Note on October 31, 2013, to be effective as of the date first hereinabove written.


BORROWER:                   SOLAR3D, INC., a Delaware corporation


                             By:
                                ------------------------------------------------
                                James B. Nelson, Chief Executive Officer

LENDER:

                            ----------------------------------------------------
                            Abe Emard, Individually

                           CONVERTIBLE PROMISSORY NOTE

$350,000                                                       January __, 2014

                            Santa Barbara, California

         FOR VALUE RECEIVED, Solar3D, Inc., a Delaware corporation (the "Borrower") hereby promises to pay to the order of Richard Emard, an individual (the "Lender"), at 1358 Blue Oaks Boulevard, Suite 300, Roseville, California 95678, the principal sum of Three Hundred Fifty Thousand Dollars U.S. ($350,000) plus simple interest at the rate of 4% per annum commencing to accrue on the date first above written, payable principal and all accrued interest in accordance with the terms and conditions of this Note.

         1. PAYMENT ON NOTE. Commencing on March 31, 2014, the due date of the first payment on this Note, and on the last day of each quarter thereafter during the first year of this Note, Borrower will make quarterly interest only payments to Lender for interest accrued on the Note during the prior quarter, after which, commencing on March 31, 2015 and on the last day of each quarter thereafter until the quarter ending on December 31, 2017, Borrower will make quarterly payments of interest accrued on the Note during the prior quarter plus $8,750 of principal to Lender, after which, commencing on March 31, 2018 and on the last day of each quarter thereafter, Borrower will make quarterly payments of interest accrued on the Note during the prior quarter plus $61,250 of principal to Lender with the final payment due and payable on December 31, 2018 (the "Maturity Date"). No later than fifteen (15) days after each payment due date, Borrower will pay each payment to the Lender by depositing the appropriate payment amount into an account designated by the Lender in writing delivered to the Borrower prior to the execution of this Note.

         2. RIGHT OF PREPAYMENT. Borrower has the right to prepay all or any portion of this Note at any time without penalty upon at least ten days prior written notice to Lender, provided, that Borrower must apply any prepayment proposed for this Note among all four convertible promissory notes issued by the Borrower pursuant to Section 1.2 of that certain Stock Purchase Agreement, dated October 31, 2013 by and between Solar United Networks, Inc., a California corporation ("SUN"), the Borrower, as buyer, and the four above referenced convertible promissory note holders, as sellers (the "Stock Purchase Agreement"), each on a pro rata basis in a ratio, the numerator of which is the outstanding balance of each of those notes on the date of delivery of written notice by the Borrower to the Lender of its proposed prepayment, and the denominator of which is the total aggregate outstanding balance of all four notes combined. Such prepayments shall be applied first to interest and then to principal.

         3. CONVERSION. Lender has the right, at any time after the Effective Date, to convert all or part of the outstanding balance of the Note into shares of fully paid and non-assessable common stock of the Borrower (the "Common Stock"). The conversion price shall be $0.02 per share (the "Initial Conversion Price") until March 30, 2015, and thereafter the conversion price shall be the greater of (a) the Initial Conversion Price or (b) Fifty Percent (50%) of the average closing price of the Common Stock as reported by Bloomberg for the ten
(10) consecutive trading days following the submission of a notice in writing signed by the Lender of his intent to convert. The Initial Conversion Price shall be subject to equitable adjustments for stock splits, combinations, recapitalizations, reclassifications, and similar events of the Borrower. With respect to the public resale of the Common Stock, the Lender shall at all times be subject to the restrictions, conditions and requirements applicable to an affiliate of the Borrower, as described in Rule 144 of the Securities Act of 1933, as amended, even if the Lender is no longer a technical affiliate of the Borrower.

         4. BORROWER RIGHT TO FORCE CONVERSION AND RIGHT OF OFFSET. In the event of any material breach by the Lender of the Stock Purchase Agreement, Borrower will have the right to offset the amount of damages incurred by the Borrower as a result of such breach against the amounts owed by it on this Note, subject to customary dispute resolution available at law or in equity. This Note is not secured.

         5. DEFAULT. Any of the following shall constitute a default ("Event of Default") by Borrower hereunder:

         (a) The failure of Borrower to make any payment of principal or interest required hereunder within fifteen (15) days of the due date for such payment; or

         (c) The failure of Borrower to fully perform any other material covenants and agreements under this Note and continuance of such failure for a period of forty-five (45) days after written notice of the default by Lender to the Borrower.

         Upon the occurrence of (a) an Event of Default under Section 5(a) of this Note that is not cured within forty five (45) days of the due date for the defaulted payment, (b) an Event of Default under Section 5(b) of this Note, (c) a sale for cash or notes and no other securities of all or substantially all of the assets of the Borrower or of SUN, or (d) a sale for cash or notes and no other securities of all or substantially all of the issued and outstanding voting capital stock of the Borrower or SUN resulting in a change of control of the Borrower or SUN, or (e) the filing of bankruptcy proceedings for the Borrower that is not dismissed within sixty (60) days of the filing, Lender may, at his option, declare immediately due and payable the entire unpaid principal sum of this Note together with all accrued and unpaid interest owing at the time of such declaration pursuant to this Note. Furthermore, in the Event of Default under Section 5(a) of this Note, Lender will have the right at any time to convert the entire amount of the defaulted payment into Borrower's Common Stock at the Initial Conversion Price, if the conversion is voluntary but not if it is forced under Section 4 of this Note.

         6. COSTS OF COLLECTIONS. Lender shall be entitled to collect reasonable attorney's fees and costs from Borrower, as well as other costs and expenses reasonably incurred, in curing any default or attempting collection of any payment due on this Note.

         7. INSPECTION RIGHTS. The Lender, individually or through his agent, shall have the right, upon reasonable notice and at his expense, to review and inspect the books and records of the Borrower at Borrower's office during reasonable business hours.

         8. PAYMENT AND PLACE OF PAYMENT. This Note shall be payable in lawful money of the United States. All payments on this Note are to be made or given to Lender at the address provided to Borrower or to such other place as Lender may from time to time direct by written notice to Borrower.

         9. WAIVER. Borrower, for itself and its successors, transferors and assigns, waives presentment, dishonor, protest, notice of protest, demand for payment and dishonor in nonpayment of this Note, bringing of suit or diligence of taking any action to collect any sums owing hereunder or in proceeding against any of the rights and properties securing payment hereunder.

         10. SEVERABILITY. If any provision of this Note or the application thereof to any persons or entities or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Note shall not be deemed affected thereby and every provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

         11. NO PARTNER. Lender shall not become or be deemed to be a partner or joint venturer with Borrower by reason of any provision of this Note. Nothing herein shall constitute Borrower and Lender as partners or joint venturers or require Lender to participate in or be responsible or liable for any costs, liabilities, expenses or losses of Borrower.

         12. NO WAIVER. The failure to exercise any rights herein shall not constitute a waiver of the right to exercise the same or any other right at any subsequent time in respect of the same event or any other event.

         13. NONRECOURSE. In the event that the Borrower defaults on this Note, Lender shall look solely to the Borrower for repayment and none of the members, officers, directors or affiliates of the Borrower shall have any personal liability for payment hereunder.

         14. ASSIGNABILITY. The Lender may not assign this Note without the express prior written approval of the Borrower, which it may grant or withhold in its sole and absolute discretion. This Note shall be binding upon the Borrower and its successors and shall inure to the benefit of the Lender and his successors and assigns, if any.

         15. GOVERNING LAW AND VENUE. This Note shall be governed by and construed solely in accordance with the laws of the State of California without giving effect to applicable conflict of laws provisions. Borrower and Lender agree that the sole jurisdiction and venue for any litigation arising out of the
Note involving Borrower or Lender shall be in the appropriate federal or state court located in Santa Barbara County, California.

         16. ENTIRE AGREEMENT. This Note and the Stock Purchase Agreement contain the entire understanding and agreement between the parties with respect to the subject matter herein and may not be altered or amended except by the written agreement of the parties.

         17.   COUNTERPARTS.   This  Note  may  be   executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile executions of this Note shall be deemed original.


                         [SIGNATURES ON FOLLOWING PAGE.]

         IN WITNESS WHEREOF, Borrower and Lender have executed this Note on ___________, 2013, to be effective as of the date first hereinabove written.


BORROWER:                 SOLAR3D, INC., a Delaware corporation


                          By:
                              --------------------------------------------------
                              James B. Nelson, Chief Executive Officer

LENDER:

                           -----------------------------------------------------
                           Richard Emard, Individually

                           CONVERTIBLE PROMISSORY NOTE

$350,000                                                       January __, 2014

                            Santa Barbara, California

         FOR  VALUE  RECEIVED,   Solar3D,  Inc.,  a  Delaware  corporation  (the
"Borrower") hereby promises to pay to the order of Mikhail Podnesbesnyy, an individual, (the "Lender"), at 1358 Blue Oaks Boulevard, Suite 300, Roseville, California 95678, the principal sum of Three Hundred Fifty Thousand Dollars U.S. ($350,000) plus simple interest at the rate of 4% per annum commencing to accrue on the date first above written, payable principal and all accrued interest in accordance with the terms and conditions of this Note.

         1. PAYMENT ON NOTE. Commencing on March 31, 2014, the due date of the first payment on this Note, and on the last day of each quarter thereafter during the first year of this Note, Borrower will make quarterly interest only payments to Lender for interest accrued on the Note during the prior quarter, after which, commencing on March 31, 2015 and on the last day of each quarter thereafter until the quarter ending on December 31, 2017, Borrower will make quarterly payments of interest accrued on the Note during the prior quarter plus $8,750 of principal to Lender, after which, commencing on March 31, 2018 and on the last day of each quarter thereafter, Borrower will make quarterly payments of interest accrued on the Note during the prior quarter plus $61,250 of principal to Lender with the final payment due and payable on December 31, 2018 (the "Maturity Date"). No later than fifteen (15) days after each payment due date, Borrower will pay each payment to the Lender by depositing the appropriate payment amount into an account designated by the Lender in writing delivered to the Borrower prior to the execution of this Note.

         2. RIGHT OF PREPAYMENT. Borrower has the right to prepay all or any portion of this Note at any time without penalty upon at least ten days prior written notice to Lender, provided, that Borrower must apply any prepayment proposed for this Note among all four convertible promissory notes issued by the Borrower pursuant to Section 1.2 of that certain Stock Purchase Agreement, dated October 31, 2013 by and between Solar United Networks, Inc., a California corporation ("SUN"), the Borrower, as buyer, and the four above referenced convertible promissory note holders, as sellers (the "Stock Purchase Agreement"), each on a pro rata basis in a ratio, the numerator of which is the outstanding balance of each of those notes on the date of delivery of written notice by the Borrower to the Lender of its proposed prepayment, and the denominator of which is the total aggregate outstanding balance of all four notes combined. Such prepayments shall be applied first to interest and then to principal.

         3. CONVERSION. Lender has the right, at any time after the Effective Date, to convert all or part of the outstanding balance of the Note into shares of fully paid and non-assessable common stock of the Borrower (the "Common Stock"). The conversion price shall be $0.02 per share (the "Initial Conversion Price") until March 30, 2015, and thereafter the conversion price shall be the greater of (a) the Initial Conversion Price or (b) Fifty Percent (50%) of the average closing price of the Common Stock as reported by Bloomberg for the ten
(10) consecutive trading days following the submission of a notice in writing signed by the Lender of his intent to convert. The Initial Conversion Price recapitalizations, reclassifications, and similar events of the Borrower. With respect to the public resale of the Common Stock, the Lender shall at all times be subject to the restrictions, conditions and requirements applicable to an affiliate of the Borrower, as described in Rule 144 of the Securities Act of 1933, as amended, even if the Lender is no longer a technical affiliate of the Borrower.

         4. BORROWER RIGHT TO FORCE CONVERSION AND RIGHT OF OFFSET. In the event of any material breach by the Lender of the Stock Purchase Agreement, Borrower will have the right to offset the amount of damages incurred by the Borrower as a result of such breach against the amounts owed by it on this Note, subject to customary dispute resolution available at law or in equity. In the event that the Lender (a) voluntarily resigns as an employee of the Borrower, unless the Lender's employment with SUN is terminated by Lender due to death, disability rendering the Lender unable to work, or a constructive termination of the Lender's employment by the Borrower, or (b) is involuntarily terminated as an employee of the Borrower for "cause" ("Terminating Lender"), in either case prior to the "End of Term" as defined in Section 2 of the Stock Purchase Agreement, then the Borrower will have the right, exercisable at any time for a period of one year after such termination, to cause an immediate conversion of up to the entire outstanding balance of the Terminating Lender's Note into shares of the Borrower's common stock in accordance with the terms and conditions of this Note; provided, that all common stock issued to the Terminating Lender pursuant to such a conversion will be subject to a two year lock-up whereby the Terminating Lender will not be able to transfer, hypothecate, assign or sell any of those shares for two years after receipt of them. For the purpose of this Note, "cause" has the meaning ascribed to it in
Section 3.3 of the Stock Purchase Agreement. This Note is not secured.

         5. DEFAULT. Any of the following shall constitute a default ("Event of Default") by Borrower hereunder:

         (a) The failure of Borrower to make any payment of principal or interest required hereunder within fifteen (15) days of the due date for such payment; or

         (d) The failure of Borrower to fully perform any other material covenants and agreements under this Note and continuance of such failure for a period of forty-five (45) days after written notice of the default by Lender to the Borrower.

         Upon the occurrence of (a) an Event of Default under Section 5(a) of this Note that is not cured within forty five (45) days of the due date for the defaulted payment, (b) an Event of Default under Section 5(b) of this Note, (c) a sale for cash or notes and no other securities of all or substantially all of the assets of the Borrower or of SUN, or (d) a sale for cash or notes and no other securities of all or substantially all of the issued and outstanding voting capital stock of the Borrower or SUN resulting in a change of control of the Borrower or SUN, or (e) the filing of bankruptcy proceedings for the Borrower that is not dismissed within sixty (60) days of the filing, Lender may, at his option, declare immediately due and payable the entire unpaid principal sum of this Note together with all accrued and unpaid interest owing at the time of such declaration pursuant to this Note. Furthermore, in the Event of Default under Section 5(a) of this Note, Lender will have the right at any time to convert the entire amount of the defaulted payment into Borrower's Common Stock at the Initial Conversion Price, if the conversion is voluntary but not if it is forced under Section 4 of this Note.

         6. COSTS OF COLLECTIONS. Lender shall be entitled to collect reasonable attorney's fees and costs from Borrower, as well as other costs and expenses reasonably incurred, in curing any default or attempting collection of any payment due on this Note.

         7. INSPECTION RIGHTS. The Lender, individually or through his agent, shall have the right, upon reasonable notice and at his expense, to review and inspect the books and records of the Borrower at Borrower's office during reasonable business hours.

         8. PAYMENT AND PLACE OF PAYMENT. This Note shall be payable in lawful money of the United States. All payments on this Note are to be made or given to Lender at the address provided to Borrower or to such other place as Lender may from time to time direct by written notice to Borrower.

         9. WAIVER. Borrower, for itself and its successors, transferors and assigns, waives presentment, dishonor, protest, notice of protest, demand for payment and dishonor in nonpayment of this Note, bringing of suit or diligence of taking any action to collect any sums owing hereunder or in proceeding against any of the rights and properties securing payment hereunder.

         10. SEVERABILITY. If any provision of this Note or the application thereof to any persons or entities or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Note shall not be deemed affected thereby and every provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

         11. NO PARTNER. Lender shall not become or be deemed to be a partner or joint venturer with Borrower by reason of any provision of this Note. Nothing herein shall constitute Borrower and Lender as partners or joint venturers or require Lender to participate in or be responsible or liable for any costs, liabilities, expenses or losses of Borrower.

         12. NO WAIVER. The failure to exercise any rights herein shall not constitute a waiver of the right to exercise the same or any other right at any subsequent time in respect of the same event or any other event.

         13. NONRECOURSE. In the event that the Borrower defaults on this Note, Lender shall look solely to the Borrower for repayment and none of the members, officers, directors or affiliates of the Borrower shall have any personal liability for payment hereunder.

         14. ASSIGNABILITY. The Lender may not assign this Note without the express prior written approval of the Borrower, which it may grant or withhold in its sole and absolute discretion. This Note shall be binding upon the Borrower and its successors and shall inure to the benefit of the Lender and his successors and assigns, if any.

         15. GOVERNING LAW AND VENUE. This Note shall be governed by and construed solely in accordance with the laws of the State of California without giving effect to applicable conflict of laws provisions. Borrower and Lender agree that the sole jurisdiction and venue for any litigation arising out of the
Note involving Borrower or Lender shall be in the appropriate federal or state court located in Santa Barbara County, California.

         16. ENTIRE AGREEMENT. This Note and the Stock Purchase Agreement contain the entire understanding and agreement between the parties with respect to the subject matter herein and may not be altered or amended except by the written agreement of the parties.

         17.   COUNTERPARTS.   This  Note  may  be   executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile executions of this Note shall be deemed original.


                         [SIGNATURES ON FOLLOWING PAGE.]

         IN WITNESS WHEREOF, Borrower and Lender have executed this Note on October 31, 2013, to be effective as of the date first hereinabove written.


BORROWER:                   SOLAR3D, INC., a Delaware corporation


                             By:
                                ------------------------------------------------
                                James B. Nelson, Chief Executive Officer

LENDER:

                            ----------------------------------------------------
                            Mikhail Podnesbesnyy, Individually

                                    EXHIBIT B

                              DISCLOSURE SCHEDULES